UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2004

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 8, 2004, Hewitt Associates, Inc. issued a press release announcing that FORE Holdings LLC has advised it that FORE Holdings will release the transfer restrictions on additional shares of Hewitt Associates, Inc. Class B and Class C stock held by current and former employees each month from January through March 2005.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by Hewitt Associates, Inc. on December 8, 2004 that FORE Holdings LLC will release the transfer restrictions on additional shares of Hewitt Associates, Inc. Class B and Class C stock held by current and former employees each month from January through March 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/s/ Dan A. DeCanniere
Name:	Dan A. DeCanniere
Title:	Chief Financial Officer

Date: December 9, 2004

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